Business Acquisitions	12 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
Business Acquisitions
Note 17 - Business Acquisitions
As indicated in Note 1 - Background, Organization, and Summary of Significant Accounting Policies, on November 30, 2018, the Company, through its subsidiaries, led principally by Centuri, completed the acquisition of an 80% interest in a privately held utility infrastructure services business, Linetec, for approximately $303.4 million, with the remaining 20% retained by the seller. Of the $303.4 million ultimate purchase price, $47.6 million was paid during the year ended December 31, 2019 and $4.7 million remained unpaid as of year end.
The acquisition extended the utility services operations in the southeastern region of the U.S. and provides additional opportunities for expansion of the amount of work Centuri performs for electric utilities. Funding for the acquisition was primarily provided by a portion of net proceeds from the Company’s equity offering in November 2018 and from Centuri’s $590 million secured revolving credit and term loan facility, as amended, described below and in Note 8 - Debt.
Assets acquired and liabilities assumed in the transaction were recorded, generally, at their estimated acquisition date fair values. The Company’s allocation of the purchase price was based on an evaluation of the appropriate fair values and represented management’s best estimate based on available data (including market data, data regarding customers of the acquired business, terms of acquisition-related agreements, analysis of historical and projected results, and other types of data). The analysis included consideration of types of intangibles that were acquired, including customer relationships, trade names, and customer contracts. During a one-year post-acquisition measurement period, the values were adjusted by $23.2 million related to the combined effects of a mutual tax election under Internal Revenue Code Section 338(h), working capital adjustments, amounts associated with certain unbilled customer receivable balances, and other refinements, as reflected in the table below.
The final estimated fair values of assets acquired and liabilities assumed as of November 30, 2018, are as follows:

(Millions of dollars)	Acquisition Date	Measurement Period Adjustments	Revised Acquisition Date
Cash and cash equivalents	$3.9	$—	$3.9
Accounts receivable	32.8	(0.5)	32.3
Revenue earned on contracts in progress in excess of billings	21.6	0.9	22.5
Prepaid expenses and other current assets	1.1	0.1	1.2
Property and equipment	89.4	(1.0)	88.4
Intangible assets	89.3	—	89.3
Goodwill	188.5	(21.2)	167.3
Total assets acquired	426.6	(21.7)	404.9

Accounts payable	8.0	—	8.0
Accrued liabilities	6.9	1.5	8.4
Deferred compensation and related accrued taxes	3.4	—	3.4
Redeemable noncontrolling interest	81.7	—	81.7
Total liabilities assumed and noncontrolling interest	100.0	1.5	101.5
Net assets acquired	$326.6	$(23.2)	$303.4

Goodwill consists of the value associated with the assembled workforce, consolidation of operations, and the estimated economic value attributable to future opportunities related to the transaction. As the business of Linetec was deemed an asset purchase for tax purposes, the $167.3 million of tax-basis goodwill is expected to be deductible for tax purposes. As of the acquisition date, other intangible assets totaled $89.3 million which are being amortized over a weighted-average life of 19 years. Of the $89.3 million of intangible assets, $79 million was attributable to customer relationships with an assigned life of 20 years, $10 million was attributable to a trade name with a 15-year useful life, and $300,000 was attributable to customer contracts with a useful life of one year. The intangible assets other than goodwill are included in Other property and investments in the Company’s Consolidated Balance Sheets.
The unaudited pro forma consolidated financial information for fiscal 2018 and fiscal 2017 (assuming the acquisition of Linetec occurred as of the beginning fiscal 2017) was as follows:

	Year Ended December 31,
(In thousands of dollars, except per share amounts)	2018	2017
Total operating revenues	$3,037,209	$2,626,721
Net income attributable to Southwest Gas Holdings, Inc.	$187,642	$192,368
Basic earnings per share	$3.80	$4.01
Diluted earnings per share	$3.79	$4.01

Acquisition costs of $6.9 million that were incurred during 2018, and included in Utility infrastructure services expenses in the Consolidated Statements of Income, were excluded from the 2018 unaudited pro forma consolidated financial information shown above and included in the 2017 amounts. No material nonrecurring pro forma adjustments directly attributable to the business combination were included in the unaudited pro forma consolidated financial information.
The pro forma financial information includes assumptions and adjustments made to incorporate various items including, but not limited to, additional interest expense and depreciation and amortization expense, and tax effects, as appropriate. The pro forma financial information has been prepared for comparative purposes only, and is not intended to be indicative of what the Company’s results would have been had the acquisition occurred at the beginning of the periods presented nor indicative of results which may occur in the future, for a number of reasons. These reasons include, but are not limited to, differences between the assumptions used to prepare the pro forma information, potential cost savings from operating efficiencies, and the impact of incremental costs incurred in integrating the business.

Actual results from Linetec operations, excluding transaction costs incurred by Centuri, included in the Consolidated Statements of Income since the date of acquisition are as follows:

	Year Ended December 31,
(Thousands of dollars)	2019	2018
Utility infrastructure services revenues	$236,099	$14,119
Net income attributable to Southwest Gas Holdings, Inc.	10,844	690